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                                                                   Exhibit 10.9



                         REGISTRATION RIGHTS AGREEMENT

                          DATED AS OF AUGUST 15, 1996

                                     AMONG

                                   SEEC, INC.

                                      AND

                        THE INVESTORS IDENTIFIED HEREIN

                               TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    ----
1.     Definitions................................................................................... 1
2.     Demand Registration........................................................................... 2
3.     Piggyback Registration........................................................................ 2
4.     Registration on Form S-3...................................................................... 3
5.     Obligations of the Company.................................................................... 3
6.     Furnish Information........................................................................... 7
7.     Suspension of Disposition of Registrable Securities........................................... 7
8.     Expenses of Registration...................................................................... 7
9.     Underwriting Requirements; Priorities......................................................... 8
10.    Termination of the Company's Obligations...................................................... 9
11.    Reports Under the 1934 Act.................................................................... 9
12.    Lockup Agreement..............................................................................10
13.    Certain Limitations in Connection with Future Grants of

           Registration Rights.......................................................................11
14.    Transfer of Registration Rights...............................................................11
15.    Indemnification...............................................................................11
16.    Remedies......................................................................................13
17.    Amendments and Waivers........................................................................13
18.    Notices.......................................................................................13
19.    Counterparts..................................................................................14
20.    Headings......................................................................................14
21.    Governing Law.................................................................................14
22.    Severability..................................................................................14
23.    Entire Agreement..............................................................................14
24.    Parties Benefited.............................................................................14

                         REGISTRATION RIGHTS AGREEMENT

     THIS AGREEMENT, entered into as of the 15th day of of August, 1996, by and among SEEC, INC. a Pennsylvania corporation (the "Company"), and the Investors identified on the signature pages hereof (individually an "Investor" and collectively the "Investors").

                              W I T N E S S E T H:

     WHEREAS, each of the Investors has acquired shares of Common Stock of the Company pursuant to the Stock Purchase Agreement dated as of July 15, 1996 and/or the Stock Purchase Agreement dated as of August 15, 1996 to which the Company is a party (the "Stock Purchase Agreements"); and

     WHEREAS, the Company has agreed to enter into this Agreement for the purpose of providing the Investors with certain registration rights with respect to such shares;

     NOW, THEREFORE, in consideration of the premises and the mutual terms and provisions hereof, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

        (a) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time;

        (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act;

        (c) "Demand Registration" shall mean a registration effected pursuant to a demand made under Section 2 hereof;

        (d) "Holder" shall mean an Investor (if such Investor holds Registrable Securities) and any other person holding Registrable Securities and any other person holding Registrable Securities to whom these registration rights have been transferred pursuant to Section 14 of this Agreement; PROVIDED, HOWEVER, that any person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Act or pursuant to a sale under Rule 144 under the Act shall not be considered a Holder; and "Holders" shall refer to all such persons collectively;

        (e) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement by the Commission;

        (f) "Registrable Securities" shall mean (i) the shares of Common Stock issued on or prior to the date hereof to the Investors pursuant to either of the Stock Purchase Agreements and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such shares of Common Stock; and

        (g) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     2. DEMAND REGISTRATION. Subject to Sections 9 and 10 below, at any time, and from time to time, after 180 days following the date on which the Company shall have first issued and sold any securities under an effective registration statement (other than on Form S-4 of Form S-8, or any successor forms thereto) under the Act (hereinafter the "Initial Public Offering Date"), if the Company shall receive a written request (specifying that it is being made pursuant to this Section 2) from the Holders of at least a majority of the Registrable Securities that the Company file a registration statement under the Act covering the registration for offer and sale of Registrable Securities, then the Company shall promptly notify in writing all other Holders of such request. Within 20 calendar days after such notice has been sent by the Company, any other Holder may give written notice to the Company of his, her or its intent to include such Holder's Registrable Securities in the registration. As soon as practicable after the expiration of such 20-day period, the Company shall use its best efforts to cause all Registrable Securities that Holders have requested be registered to be registered under the Act.

     3. PIGGYBACK REGISTRATION. Subject to Section 9 below, if at any time after the Initial Public Offering Date the Company proposes to register any of its securities under the Act, either for its own account or for the account of others who are not Holders, in connection with the public offering of such securities solely for cash, on a registration form that would also permit the registration of Registrable Securities, the Company shall, each such time, promptly give each Holder written notice of such proposal. Upon the written request of any Holder given within 20 days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration under the Act all the Registrable Securities that each such Holder has requested be registered.

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     4. REGISTRATION ON FORM S-3.

        (a) If (i) a Holder or Holders request in writing (specifying that it is being made pursuant to this Section 4) that the Company file under the Act a registration statement on Form S-3 (or any successor registration form to Form S-3 regardless of its designation) for a public offering of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000 and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its best efforts to cause such shares to be registered on Form S-3 (or any successor registration form to Form S-3).

        (b) The Holder's rights to registration under this Section 4 are in addition to, and not in lieu of, the registration rights provided under Sections 2 and 3.

     5. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

        (a) Prepare and file with the Commission a registration statement covering such Registrable Securities and use its best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (i) the date when all Registrable Securities covered by the registration statement have been sold or (ii) 180 days from the effective date of the registration statement; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to each Holder of Registrable Securities covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request exhibits), which documents will be subject to the review of such Holders and underwriters, and the Company will not file such registration statement or any amendment thereto or any prospectus or any supplement thereto (including any documents incorporated by reference therein) with the Commission if (i) the Holders of a majority of the Registrable Securities covered by such registration object to such filing or (ii) information in such registration statement or prospectus concerning a particular selling Holder has changed and such Holder or the underwriters, if any, shall reasonably object.

        (b) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in
Section 5(a) and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Act.

        (c) Furnish to the selling Holders such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (d) Use its best efforts to register and qualify the Registrable Securities under such other securities laws of such jurisdictions as shall be reasonably requested by the selling Holders and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling Holders to consummate the disposition of the Registrable Securities owned by such Holders in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions; and provided further that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the Registrable Securities shall be qualified shall require that expenses it incurred in connection with the qualification of the Registrable Securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by the selling Holders pro rata, to the extent required by such jurisdiction.

        (e) Promptly notify each selling Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

        (f) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

        (g) Enter into such customary agreements (including underwriting agreements in customary form for a primary offering) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares).

        (h) Make available for inspection by any selling Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

        (i) Promptly notify the Holders of Registrable Securities and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (1) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents; (2) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information; (3) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (4) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose.

        (j) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and obtain at the earliest possible moment the withdrawal of any such order, if entered.

        (k) If reasonably requested by any underwriter or a selling Holder of Registrable Securities in connection with any underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriters and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

        (l) Prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of the registration statement with the Commission), (i) promptly provide copies of such document to counsel for the selling Holders of the Registrable Securities and the counsel for the underwriters, if any, (ii) make representatives of the Company available for discussion of such document and (iii) make such changes in such document prior to the filing thereof as counsel for such Holders or underwriters may reasonably request in order to address any concerns raised with respect to the accuracy or completeness of such document or compliance with the requirements of the Act or the rules and regulations thereunder.

        (m) Cooperate with the selling Holders of Registrable Securities and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such lots and registered in such names as the underwriters may request at least two business days prior to any delivery of Registrable Securities to the underwriters.

        (n) Provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement.

        (o) Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of an underwritten offering, do the following insofar as the selling Holders or the Registrable Securities are concerned or affected: (i) make such representations and warranties to the selling Holders of such Registrable Securities and the underwriters, if any, with respect to the Registrable Securities and the registration statement as are customarily made by issuers to underwriters in primary underwritten offerings; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any, and to the Holders of a majority of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters or their counsel; (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in cold comfort letters by underwriters in connection with primary underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold and by the underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

        (p) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of section 11(a) of the Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (ii) if not sold to underwriters in such an offering, beginning with the first month of the first fiscal quarter of the Company commencing after the effective date of the registration statement, which statements shall cover such 12-month periods.

     6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company (a) to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them and the intended method of disposition of such Registrable Securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company and
(b) to cause any registration pursuant to this Agreement to have become effective that the Holders shall have exercised their rights of conversion with respect to any Registrable Securities proposed to be registered.

     7. SUSPENSION OF DISPOSITION OF REGISTRABLE SECURITIES. Each selling Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of copies of a supplemented or amended prospectus contemplated by
Section 5(e) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in
Section 5(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(e) hereof to and including the date when each selling Holder of Registrable Securities shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(e) hereof or the Advice.

     8. EXPENSES OF REGISTRATION. Whether or not any registration statement prepared and filed pursuant to this Agreement is declared effective by the Commission, all expenses incurred in connection with a registration pursuant to the terms hereof (excluding underwriters discounts and commissions), including without limitation all registration, qualification, application, filing, listing, transfer agent and registrar fees, printing, messenger, telephone and delivery fees and expenses, accounting fees and disbursements (including the expenses of any audit, review and/or "cold comfort" letters), fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel chosen by the

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Holders of a majority of the Registrable Securities being registered shall be borne by the Company.

     9. UNDERWRITING REQUIREMENTS; PRIORITIES.

        (a) The Company will have the sole right to select the investment banker(s) and manager(s) to administer any offering to which Section 2 or
Section 4 is applicable. The Company will not include in any registration under
Section 2 or Section 4 any securities that are not Registrable Securities, except for securities acquired by any underwriter of an initial public offering of the Company's Common Stock and securities as to which registration rights have been granted in compliance with Section 13 hereof, without the written consent of the Holders of a majority of the Registrable Securities requesting such registration. If other securities are permitted to be included in a registration under Section 2 or Section 4 which is an underwritten offering and the managing underwriters advise the Company that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold at the desired price in such offering, the Company will include in such registration the number of Registrable Securities and other securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders of such Registrable Securities and other securities on the basis of the amount of Registrable Securities and such other securities requested to be registered.

        (b) The Company will also have the right to select the investment banker(s) and manager(s) to administer any offering to which Section 3 is applicable. If a registration under Section 3 is or includes an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold at the desired price in such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities and other securities requested to be included in such registration by the Holders of Registrable Securities and the holders of such other securities requesting such registration in such quantities as will not, in the opinion of the managing underwriters, jeopardize the success of the offering, pro rata among the holders thereof on the basis of the number of shares requested to be registered. If a registration under
Section 3 is an underwritten secondary registration on behalf of holders of securities of the Company (and does not include a primary offering) and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold at the desired price in such offering, the Company will include in such registration, the securities requested to be included therein by the Holders of Registrable Securities and the holders of such other securities requesting such registration pro rata among the holders of such securities on the basis of the number of shares requested to be included therein.

        (c) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) properly completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     10. TERMINATION OF THE COMPANY'S OBLIGATIONS. The Company shall have no further obligations pursuant to Section 2 with respect to any request or requests made by any Holder after the Company has effected one Demand Registration pursuant to a demand made by the Holders of Registrable Securities specified in Section 2(a) in which a registration statement has remained effective for at least 180 days or has become effective and all Registrable Securities covered thereby have been sold pursuant thereto. Notwithstanding the preceding sentence, if in connection with any Demand Registration the Company shall fail to comply in any material respect with any of the obligations specified in Sections 5(a) through (d), Sections 5(f) through (h) or Sections 5(j) through (p), or if the Company shall fail to comply in any respect with any of the obligations specified in Sections 5(e) or (i) hereof, or if a reduction of the type contemplated by the third sentence of Section 9(a) hereof occurs, such Demand Registration shall not be counted for the purpose of determining whether the limits set forth in this Section 10 have been reached.

     The Company shall not be obligated under Sections 2, 3 or 4 hereof to register or include in any registration Registrable Securities that any Holder has requested to be registered if the Company shall furnish such Holder with a written opinion of counsel reasonably satisfactory to such Holder that all Registrable Securities that such Holder holds may be publicly offered, sold and distributed without registration under the Act pursuant to Rule 144 promulgated by the Commission under the Act.

     11. REPORTS UNDER THE 1934 ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

        (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of the first registration statement covering an underwritten public offering filed under the Act by the Company;

        (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act at any time after it is subject to such registration requirements; and

        (c) furnish to any Holder so long as such Holder owns any of the Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonable requested by any Holder in availing any Holder of any rule or regulation of the Commission permitting the selling of any such securities without registration.

     12. LOCKUP AGREEMENT.

        (a) The Holders agree, in connection with any registration of the Company's securities upon the request of the underwriters managing any underwritten offering of the Company securities, not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, during the seven days prior to and during the 180-day period beginning on the effective date of such registration (or such shorter period as the Company or the underwriters may specify).

        (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable to exercisable for such securities, during the seven days prior to and during the 180-day period (or such shorter period as the underwriters managing the offering may specify) beginning on the effective date of any registration statement related to an underwritten offering pursuant to which Registrable Securities are to be sold (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use its best efforts to cause each holder of at least 5% (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     13. CERTAIN LIMITATIONS IN CONNECTION WITH FUTURE GRANTS OF REGISTRATION RIGHTS. From and after the date of this Agreement, the Company may enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights provided that such agreement:

        (a) includes the equivalent of Section 12 of this Agreement as a term;
and

        (b) includes a provision that, in the case of any registration involving an underwritten offering, protects the Holders on a pro rata basis if marketing factors require a limitation on the number of securities to be included in an underwriting in the manner contemplated by Section 9 of this Agreement.

     14. TRANSFER OF REGISTRATION RIGHTS. Provided that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, the registration rights provided under this Agreement may be transferred in whole or in part at any time by any Holder.

     15. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

        (a) To the full extent permitted by law, the Company will, and hereby does indemnify and hold harmless each Holder requesting or joining in a registration, each director, officer, partner, employee, or agent for such Holder, any underwriter (as defined in the Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act and applicable state securities laws insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such person or entity for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 15(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim,

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

damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of any such Holder, underwriter or controlling person.

        (b) To the full extent permitted by law, each Holder requesting or joining in a registration under this Agreement will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and any underwriter for the Company (within the meaning of the Act), each other selling Holder and each person, if any, who controls such other selling Holder within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person or underwriter may become subject, under the Act and applicable state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 15(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

        In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        (c) Promptly after receipt by an indemnified party under this Section 15 of notice of the commencement of any action or knowledge of a claim that would, if asserted, give rise to a claim for indemnity hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 15, notify the indemnifying party in writing of the commencement thereof or knowledge thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action or of the knowledge of any such claim, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 15, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section.

     16. REMEDIES. In addition to being entitled to exercise all rights provided in this Agreement as well as all rights granted by law, including recovery of damages, each Holder of Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees not to raise the defense in any action for specific performance that a remedy at law would be adequate.

     17. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Registrable Securities.

     18. NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery.

        (a) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 18, which address initially is, for the Investor, the address set forth in the Purchase Agreement; and

        (b) if to the Company, initially at 5001 Baum Boulevard, Pittsburgh, Pennsylvania 15213, to the attention of its President, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 18.

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     19. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     20. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     21. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     22. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     23. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     24. PARTIES BENEFITED. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        SEEC, INC.

                                        By:___________________________________
                                        Title:________________________________
                                        Printed Name:_________________________

                                        INVESTORS

                                        ------------------------------------
                                        Martin C. Goldman

                                        ------------------------------------
                                        David L. Phillips

                                        ------------------------------------
                                        Mark Cohen

                                        ------------------------------------
                                        Dana A. Young

                                        ------------------------------------
                                        Deborah Weinstein

                                        ------------------------------------
                                        Robert Dunham

                                        ------------------------------------
                                        Gerald R. Appel

                                        ------------------------------------
                                        John R. Rotonde

                                        ------------------------------------
                                        Nanda M. Nandkishore

                                        ------------------------------------
                                        Mark R. Reardon

                                        ------------------------------------
                                        Sheldon W. Frisch

                                        ------------------------------------
                                        Radha Ramaswami Basu

                                        ------------------------------------
                                        Shyamala Reddy

                                        ------------------------------------
                                        Geetha Reddy

                                        ------------------------------------
                                        Glen Chatfield

                                        ------------------------------------
                                        Ravindra Koka

                                        ------------------------------------
                                        Stanley Young

                                        ------------------------------------
                                        John D. Godfrey

                                        ------------------------------------
                                        Larry Keating

                                        ------------------------------------
                                        Robert L. Clark

                                        ------------------------------------
                                        Maxine Goldman

                                        ------------------------------------
                                        David Smith

                                        ------------------------------------
                                        Charles Hall

                                        ------------------------------------
                                        Jan Coppersmith

                                        ------------------------------------
                                        Greg Dwyer

                                        ------------------------------------
                                        Thomas L. Dwyer

                                        ------------------------------------
                                        Curt F. Bletzer

                                        ------------------------------------
                                        Christopher T. Clark, Jr.

                                        ------------------------------------
                                        Abe Ostrovsky

                                        PROVIDENCE INVESTMENT
                                        MANAGEMENT GROUP

                                        By:__________________________________
                                        Title:_______________________________

                                        AMAR FOUNDATION

                                        By:__________________________________
                                        Title:_______________________________